                    United
                    Vanguard
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1995

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995


Dear Shareholder:

This report relates to the operation of your Fund for the fiscal year ended September 30, 1995. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

During the past fiscal year, a number of economic and political events affected the Fund's performance. Over the course of the year, long-term interest rates decreased substantially. On the political front, the newly empowered Republican party pledged to make long-term reductions in the federal budget deficit. Both factors had a positive influence on domestic financial markets.

During the course of the year, we invested the Fund's available cash to increase the Fund's exposure to equity securities. We renewed our emphasis on stocks in the technology sector, particularly stocks of computer-related companies, and we also focused on companies in the capital goods industry. We have continued to search for investment opportunities in companies that appear to possess superior prospects for growth.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining fairly consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average).

We expect that inflation will remain low and that the economy will continue its slow pace of growth well into 1996. We anticipate a particularly slow growth rate for retail and consumer nondurable companies in the United States. In light of current and anticipated conditions, we expect to continue to pursue the same strategies we have employed recently. This includes continued emphasis on computer-related and capital goods stocks, which we believe show promise for superior earnings in the year ahead. Our constant mission is to seek investments that provide excellent prospects for long-term growth.

We appreciate your continued confidence.



Respectfully,
James D. Wineland
Manager, United Vanguard Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          UNITED VANGUARD FUND, INC.,
                               THE S&P 500 INDEX,
                  AND THE LIPPER GROWTH FUND UNIVERSE AVERAGE


Average Annual Total Return*
1 year    5 years   10 years
19.53%    15.54%    13.76%
                                              Lipper
                      United                  Growth
                      Vanguard    S&P           Fund
                      Fund,       500       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09/30/85  Purchase         9,425         10,000   10,000
     09/30/86         11,998   13,174         12,616
     09/30/87         16,812   18,895         16,809
     09/30/88         15,380   16,559         14,796
     09/30/89         19,023   22,025         19,009
     09/30/90         16,613   19,989         16,463
     09/30/91         21,743   26,219         22,127
     09/30/92         21,616   29,118         23,778
     09/30/93         25,589   32,903         28,115
     09/30/94         28,624   34,115         28,491
     09/30/95         36,300   44,263         36,284

     ++++      S&P's 500 Index  -- $44,263
     ====      United Vanguard Fund** -- $36,300
     ----      Lipper Growth Fund Universe Average -- $36,284

  Past performance is not predictive of future performance. Indexes are unmanaged.

 *Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.
                                        (May purchase securities subject to
                                        repurchase agreements.  May invest in
                                        certain options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1995
---------------------------------------------
DIVIDENDS PAID                 $0.035
                               ======

CAPITAL GAINS DISTRIBUTION     $0.616
                               ======

NET ASSET VALUE ON
   9/30/95    $8.97 adjusted to:$9.59 (A)
   9/30/94                       7.73
                                -----
CHANGE PER SHARE                $1.86
                                =====

(A)This number includes the capital gains distribution of $0.62 paid in December 1994 added to the actual net asset value on September 30, 1995.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-95                     19.53%         26.82%
5-year period ended 9-30-95                     15.54%         16.92%
10-year period ended 9-30-95                    13.76%         14.44%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, United Vanguard Fund, Inc. had net assets totaling $1,286,715,560 invested in a diversified portfolio of:

   86.57%   Common Stocks
   13.04%   Cash and Cash Equivalents
    0.39%   Preferred Stock

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $52.56  Technological Stocks
  18.78  Consumer Stocks
  13.04  Cash and Cash Equivalents
   8.55  Basic Industries Stocks
   6.68  Financial Stocks
   0.39  Preferred Stock
-----------------------------------------------------------------
These STOCK CATEGORIES are provided as a reference only. Not all categories or subcategories will be represented in a portfolio at all times. Refer to the following pages for a more detailed portfolio listing.

BASIC INDUSTRIES
  Airlines
  Automotive
  Building
  Chemicals Major
  Electrical Equipment
  Engineering and Construction
  Machinery
  Manufacturers
  Metals and Mining
  Multi-Industry
  Paper
  Precious Metals
  Railroad Equipment
  Railroads
  Shipping
  Steel
  Tire and Rubber
  Trucking

CONSUMER
  Beverages
  Consumer Electronics and Appliances
  Food and Related
  Hospital Management
  Household Products
  Leisure Time
  Packaging and Containers
  Publishing and Advertising
  Retailing
  Services, Consumer and Business
  Textiles and Apparel
  Tobacco

ENERGY AND ENERGY-RELATED
  Canadian Oil
  Coal
  Domestic Oil
  International Oil
  Oil Services
  Propane

FINANCIAL
  Banks and Savings and Loans
  Financial
  Insurance

PUBLIC UTILITIES
  Electric
  Gas
  Pipelines


TECHNOLOGICAL
  Aerospace
  Biotechnology and Medical Services
  Chemicals Specialty and Miscellaneous Technology
  Computers and Office Equipment
  Drugs and Hospital Supply
  Electronics
  Telecommunications

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS
Airlines - 1.18%
 Southwest Airlines Co.  .................   600,000 $   15,150,000

Automotive - 0.94%
 AB Volvo (A)  ...........................   490,000     12,023,499

Banks and Savings and Loans - 1.29%
 HSBC Holdings Plc (A)  .................. 1,192,873     16,585,466

Beverages - 1.59%
 PepsiCo, Inc.  ..........................   400,000     20,400,000

Biotechnology and Medical Services - 2.34%
 Biogen, Inc.*  ..........................   300,000     18,075,000
 Centocor, Inc.*  ........................   511,100      5,589,901
 Ventritex, Inc.*  .......................   300,000      6,487,500
   Total .................................               30,152,401

Building - 0.77%
 Metsa-Serla Oy, Series B (A)  ...........   249,800      9,929,851

Chemicals Specialty and Miscellaneous
 Technology - 0.46%
 Calgon Carbon Corporation  ..............   500,000      5,875,000

Computers and Office Equipment - 21.22%
 Adobe Systems Incorporated  .............   450,000     23,371,650
 America Online, Inc.*  ..................   350,000     24,127,950
 Broderbund Software, Inc.*  .............   370,000     28,189,190
 Cerner Corporation*  ....................   600,000     20,400,000
 Compaq Computer Corporation*  ...........   200,000      9,675,000
 First Data Corporation  .................   500,000     31,000,000
 General Motors Corporation, Class E  ....   500,000     22,750,000
 Informix Corporation*  .................. 1,400,000     45,675,000
 Intuit Inc.*  ...........................   400,000     18,950,000
 Microsoft Corporation*  .................   100,000      9,056,200
 Oracle Systems Corporation*  ............   500,000     19,156,000
 Silicon Graphics, Inc.*  ................   600,000     20,625,000
   Total .................................              272,975,990


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Electrical Equipment - 1.53%
 Emerson Electric Co.  ...................   275,000 $   19,662,500

Electronics - 13.00%
 AMP Incorporated  .......................   700,000     26,950,000
 Applied Materials, Inc.*  ...............   300,000     30,750,000
 cisco Systems, Inc.*  ...................   700,000     48,343,400
 Intel Corporation  ......................   300,000     18,056,100
 Photronics, Inc.*  ......................   167,000      5,636,250
 Silicon Valley Group, Inc.*  ............   600,000     23,137,200
 Xilinx, Inc.*  ..........................   300,000     14,456,100
   Total .................................              167,329,050

Financial - 4.02%
 Federal National Mortgage Association  ..   500,000     51,750,000

Hospital Management - 4.89%
 Quorum Health Group, Inc.*  .............   300,000      6,750,000
 United HealthCare Corporation  .......... 1,150,000     56,206,250
   Total .................................               62,956,250

Household Products - 1.11%
 Gillette Company (The)  .................   300,000     14,287,500

Insurance - 1.37%
 MBIA, Inc.  .............................   250,000     17,625,000

Leisure Time - 5.82%
 British Sky Broadcasting Group
   plc, ADS ..............................   217,000      7,839,125
 Comcast Corporation, Class A  ........... 1,250,000     25,077,500
 Walt Disney Company (The)  ..............   200,000     11,475,000
 Tele-Communications, Inc., Class A*  .... 1,000,000     17,562,000
 Tele-Communications, Inc., Class A*  ....   250,000      6,656,250
 Viacom Inc., Class B*  ..................   126,442      6,290,489
   Total .................................               74,900,364

Machinery - 1.53%
 Mannesmann AG (A)  ......................    60,000     19,693,470

Multi-Industry - 1.95%
 First Pacific Company Limited (A)  ......11,831,037     12,624,139
 Grupo Carso, S.A. de C.V.,
   Series 1A (A)* ........................ 2,100,000     12,442,006
   Total .................................               25,066,145

Paper - 0.65%
 International Paper Company  ............   200,000      8,400,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Publishing and Advertising - 1.54%
 News Corporation Limited (The), ADR  ....   900,000 $   19,800,000

Retailing - 0.84%
 Cifra, S.A. de C.V., C (A)  ............. 9,315,000     10,804,232

Services, Consumer and Business - 2.99%
 Block (H&R), Inc.  ......................   600,000     22,800,000
 CUC International Inc.*  ................   450,000     15,693,750
   Total .................................               38,493,750

Telecommunications - 15.54%
 General Instrument Corporation*  ........   300,000      9,000,000
 MCI Communications Corporation  .........   800,000     20,849,600
 MFS Communications Company, Inc.*  ......   500,000     21,937,500
 Motorola, Inc.  .........................   500,000     38,187,500
 Nokia Corporation, Series K (A)  ........   899,200     63,078,146
 Petersburg Long Distance Inc.*  .........   225,000      1,462,500
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   800,000     19,549,600
 Telefonos de Mexico S.A. de C.V., ADR  ..   300,000      9,525,000
 Vodafone Group Plc, ADR  ................   400,000     16,400,000
   Total .................................              199,989,846

TOTAL COMMON STOCKS - 86.57%                         $1,113,850,314
 (Cost: $707,415,095)

PREFERRED STOCK - 0.39%
Publishing and Advertising
 News Corporation Limited (The),
   Convertible, ADR ......................   250,000 $    4,968,750
 (Cost: $6,177,375)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals Major - 0.93%
 Hercules, Inc.,
   5.72%, 10-27-95 .......................   $12,000     11,950,427


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Financial, including Banks and Savings and Loans - 3.36%
 Dana Credit Corp.:
   5.88%, 10-13-95 .......................   $ 2,320 $    2,315,453
   5.87%, 10-23-95 .......................     3,600      3,587,086
 International Business Machines Credit
   Corp.,
   5.73%, 10-4-95 ........................     3,680      3,678,243
 Kerr-McGee Credit Corp.,
   5.85%, 10-19-95 .......................     3,560      3,549,587
 Philip Morris Capital Corp.,
   5.73%, 10-5-95 ........................     4,150      4,147,358
 GTE Finance Corp.,
   5.83%, 10-24-95 .......................     4,500      4,483,239
 PS Colorado Credit Corp.,
   5.83%, 10-19-95 .......................    10,800     10,768,518
 Textron Financial Corp.,
   5.86%, 11-3-95 ........................    10,800     10,741,986
 U.S. Bancorp,
   Master Note ...........................        26         26,000
   Total .................................               43,297,470

 Food and Related - 1.96%
 ConAgra, Inc.:
   5.82%, 10-13-95 .......................     6,260      6,247,856
   5.85%, 11-1-95 ........................     4,700      4,676,324
 General Mills, Inc.,
   Master Note ...........................     6,950      6,950,000
 Sara Lee Corporation,
   Master Note ...........................     7,330      7,330,000
   Total .................................               25,204,180

 Machinery - 0.73%
 Cooper Industries, Inc.,
   5.78%, 10-12-95 .......................     9,395      9,378,407


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Multi-Industry - 0.18%
 Textron, Inc.,
   5.88%, 10-16-95 .......................   $ 2,310 $    2,304,340

 Public Utilities - Electric - 0.31%
 Idaho Power Company,
   5.73%, 10-23-95 .......................     4,000      3,985,993

 Public Utilities - Gas - 1.16%
 National Fuel Gas Company,
   5.77%, 10-13-95 .......................     5,000      4,990,383
   5.77%, 10-20-95 .......................    10,000      9,969,547
   Total .................................               14,959,930

 Publishing and Advertising - 0.79%
 American Greetings Corporation:
   5.73%, 10-25-95 .......................     8,825      8,791,289
   5.75%, 10-25-95 .......................     1,380      1,374,710
   Total .................................               10,165,999

 Railroads - 0.10%
 Burlington Northern Railroad Co.,
   5.88%, 10-18-95 .......................     1,305      1,301,376

 Retailing - 0.08%
 K Mart Corporation,
   5.9%, 10-24-95 ........................     1,000        996,231

 Services, Consumer and Business - 1.20%
 Hertz Corp.,
   5.73%, 10-2-95 ........................    15,425     15,422,545

 Telecommunications - 1.45%
 BellSouth Telecommunications Inc.,
   5.71%, 10-11-95 .......................     2,660      2,655,781
 NYNEX Corporation:
   5.8%, 10-23-95 ........................    15,250     15,195,947
   5.82%, 10-23-95 .......................       890        886,835
   Total .................................               18,738,563

 Tobacco - 0.36%
 Philip Morris Companies Inc.,
   5.72%, 10-20-95 .......................     4,600      4,586,113
Total Commercial Paper - 12.61%                         162,291,574


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable
 bank letter of credit) - 0.26%
 Spiegel Funding Corp. (Dresdner
   Bank AG),
   5.78%, 10-4-95 ........................   $ 3,375 $    3,373,374

TOTAL SHORT-TERM SECURITIES - 12.87%                 $  165,664,948
 (Cost: $165,664,948)

TOTAL INVESTMENT SECURITIES - 99.83%                 $1,284,484,012
 (Cost: $879,257,418)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 0.17%                                      2,231,548

NET ASSETS - 100.00%                                 $1,286,715,560


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,284,484,012
 Cash   ............................................          9,240
 Receivables:
   Investment securities sold ......................      3,050,288
   Dividends and interest ..........................        924,023
   Fund shares sold ................................        880,009
 Prepaid insurance premium  ........................         42,252
                                                     --------------
    Total assets  ..................................  1,289,389,824
                                                     --------------
Liabilities
 Payable for Fund shares redeemed  .................      2,106,412
 Accrued service fee  ..............................        255,760
 Accrued transfer agency and dividend
   disbursing ......................................        162,447
 Accrued accounting services fee  ..................          8,333
 Other  ............................................        141,312
                                                     --------------
    Total liabilities  .............................      2,674,264
                                                     --------------
      Total net assets ............................. $1,286,715,560
                                                     ==============

Net Assets
 $1.00 par value capital stock, authorized --
   600,000,000; shares outstanding -- 143,497,939
   Capital stock ................................... $  143,497,939
   Additional paid-in capital ......................    668,261,282
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................      5,120,017
   Accumulated undistributed net realized gain on
    investment transactions  .......................     64,609,442
   Net unrealized appreciation in value of
    investments at end of period ...................    405,226,880
                                                     --------------
    Net assets applicable to outstanding
     units of capital  ............................. $1,286,715,560
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)  ...........................          $8.97
Sales load (offering price x 5.75%).................            .55
                                                              -----
Offering price per share (net asset value
   divided by 94.25%)...............................          $9.52
                                                              =====

                   See notes to financial statements.

 On sales of $100,000 or more the sales load is reduced as set forth in the prospectus.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest ........................................  $ 13,436,792
   Dividends .......................................     7,655,719
                                                      ------------
    Total income  ..................................    21,092,511
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     7,870,715
   Transfer agency and dividend disbursing .........     1,709,499
   Service fee .....................................     1,348,046
   Custodian fees ..................................       208,488
   Accounting services fee .........................       100,000
   Audit fees ......................................        37,536
   Legal fees ......................................        28,298
   Other ...........................................       233,348
                                                      ------------
    Total expenses  ................................    11,535,930
                                                      ------------
      Net investment income ........................     9,556,581
                                                      ------------
Realized and Unrealized Gain on Investments
 Realized net gain on securities  ..................    68,304,281
 Realized net gain on foreign currency
   transactions ....................................        72,927
                                                      ------------
   Realized net gain on investments ................    68,377,208
 Unrealized appreciation in value of investments
   during the period ...............................   194,298,937
                                                      ------------
    Net gain on investments  .......................   262,676,145
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $272,232,726
                                                      ============


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1995        1994
                                      --------------   ------------
Increase in Net Assets
 Operations:
   Net investment income ............ $    9,556,581 $      356,304
   Realized net gain on
    investments  ....................     68,377,208     77,998,361
   Unrealized appreciation ..........    194,298,937     30,273,787
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....    272,232,726    108,628,452
                                      -------------- --------------
 Dividends to shareholders from:*
   Net investment income ............     (4,857,502)    (2,315,396)
   Realized gains on securities
    transactions  ...................    (81,376,803)   (22,767,798)
                                      -------------- --------------
                                         (86,234,305)   (25,083,194)
                                      -------------- --------------
 Capital share transactions:
   Proceeds from sale of shares
    (24,811,530 and 11,403,314
    shares, respectively)  ..........    183,466,280     83,173,561
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (622,043 and
    3,461,005 shares, respectively) .      4,701,960     24,607,745
   Payments for shares redeemed
    (13,070,843 and 13,569,912 shares,
    respectively)  ..................   (101,713,982)   (98,880,083)
                                      -------------- --------------
    Net increase in net assets
      resulting from capital
      share transactions ............     86,454,258      8,901,223
                                      -------------- --------------
      Total increase ................    272,452,679     92,446,481
Net Assets
 Beginning of period  ...............  1,014,262,881    921,816,400
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $5,120,017
   and $371,101, respectively ....... $1,286,715,560 $1,014,262,881
                                      ============== ==============

                    *See "Financial Highlights" on page 15.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $7.73  $7.10   $6.03  $6.36   $5.18
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.07    .00     .04    .06     .14
 Net realized and
   unrealized gain
   (loss) on
   investments......           1.82    .83    1.07  (0.10)   1.39
                              -----  -----   -----  -----   -----
Total from investment
 operations ........           1.89    .83    1.11  (0.04)   1.53
                              -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment
   income...........          (0.03) (0.02)  (0.04) (0.09)  (0.14)
 Distribution from
   capital gains....          (0.62) (0.18)  (0.00) (0.20)  (0.21)
                              -----  -----   -----  -----   -----
Total distributions.          (0.65) (0.20)  (0.04) (0.29)  (0.35)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $8.97  $7.73   $7.10  $6.03   $6.36
                              =====  =====   =====  =====   =====
Total return*.......          26.82% 11.86%  18.38% -0.58%  30.88%
Net assets, end of
 period (000
 omitted)  .........       $1,286,716$1,014,263$921,816$843,978$875,293
Ratio of expenses
 to average net
 assets ............           1.05%  1.05%   0.97%  0.96%   0.97%
Ratio of net
 investment income
 to average net
 assets ............           0.87%  0.04%   0.50%  0.96%   2.28%
Portfolio
 turnover rate .....          30.01% 36.70%  62.12% 84.82% 173.44%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At October 1, 1994, $23,090 was reclassified between undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $3,648,513, out of which W&R paid sales commissions of $1,996,980 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $39,235.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $337,551,684 while proceeds from maturities and sales aggregated $263,662,438. Purchases of short-term securities aggregated $2,714,101,849 while proceeds from maturities and sales aggregated $2,721,203,848.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $879,257,418, resulting in net unrealized appreciation of $405,226,594, of which $425,599,227 related to appreciated securities and $20,372,633 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $68,304,281 during its fiscal year ended September 30, 1995, of which a portion was paid to shareholders during the period ended September 30, 1995. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Commencement of Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     The Fund commenced multiclass operations on September 11, 1995. The following class specific information is presented in footnote format in lieu of presentation in the principal financial statements due to the small amount of Class Y share transactions during the reporting period:

                            Class A       Class Y         Total
                        ------------    ----------  ------------
  Value issued from sale
   of shares..........  $181,684,410    $1,781,870   183,466,280
  Value issued from
   reinvestment of
   dividends .........     4,701,960           ---     4,701,960
  Value redeemed .....  (101,713,982)          ---  (101,713,982)
                         -----------    ----------   -----------
  Increase in outstanding
   capital ...........  $ 84,672,388    $1,781,870   $86,454,258
                       =============  ============ =============

  Shares outstanding .   143,301,047       196,892   143,497,939
  Net asset value per share    $8.97         $8.97

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Vanguard Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
12-16-94 $0.631   $0.1531   $0.4779   $0.0095   $0.1436   $0.4779
06-16-95  0.020    0.0200    0.0000    0.0103    0.0097    0.0000
        -------   -------   -------   -------   -------   -------
Total    $0.651   $0.1731   $0.4779   $0.0198   $0.1533   $0.4779
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President
James D. Wineland, Vice President



This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.





To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(9-95)

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